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                                                                     Exhibit 99e


                         FMC TECHNOLOGIES, INC. (FTI)
                             Business Segment Data
                                Pro Forma Basis
                     (In millions, except per share data)

                                                                                2000
                                                    --------------------------------------------------------------
                                                        Q1          Q2          Q3           Q4        Full Year
                                                    ---------   ---------   ----------   ---------   -------------
Revenue:
Energy Production Systems                            $ 178.2     $ 169.3      $ 150.8     $ 169.6       $   667.9
Energy Processing Systems                               78.3        86.3         93.7       112.4           370.7
Intercompany eliminations                               (0.1)       (0.2)        (0.6)       (0.4)           (1.3)
                                                     -------     -------      -------     -------       ---------
    Subtotal Energy Systems                            256.4       255.4        243.9       281.6         1,037.3
FoodTech                                               124.8       172.7        144.6       131.2           573.3
Airport Systems                                         60.7        67.9         65.0        73.6           267.2
Intercompany eliminations                                0.0        (0.6)        (0.9)       (1.1)           (2.6)
                                                     -------     -------      -------     -------       ---------
    Total Revenue                                    $ 441.9     $ 495.4      $ 452.6     $ 485.3       $ 1,875.2
                                                     =======     =======      =======     =======       =========
Income from continuing operations:
Energy Production Systems                            $   9.7     $  13.4      $  11.8     $  10.6       $    45.5
Energy Processing Systems                                1.3         7.0          5.9        12.7            26.9
                                                     -------     -------      -------     -------       ---------
    Subtotal Energy Systems                             11.0        20.4         17.7        23.3            72.4
FoodTech                                                10.5        17.6         10.0        15.7            53.8
Airport Systems                                          1.6         5.3          4.6         3.7            15.2
                                                     -------     -------      -------     -------       ---------
    Total segment operating profit                      23.1        43.3         32.3        42.7           141.4
Corporate expenses (a)                                  (8.4)       (8.4)        (8.4)       (8.5)          (33.7)
Other expense, net (b)                                  (1.8)        0.2          1.2        (1.1)           (1.5)
Net interest income (expense) (c)                       (4.6)       (4.6)        (4.6)       (4.6)          (18.3)
                                                     -------     -------      -------     -------       ---------
Total income from continuing operations
    before income taxes                                  8.3        30.5         20.5        28.5            87.9
Income tax expense (d)                                  (2.2)       (8.2)        (5.5)       (7.7)          (23.7)
                                                     -------     -------      -------     -------       ---------
Income from continuing operations
    after income taxes                               $   6.1     $  22.3      $  15.0     $  20.8       $    64.2
                                                     =======     =======      =======     =======       =========
EPS (e)                                              $  0.09     $  0.34      $  0.23     $  0.31       $    0.97
                                                     =======     =======      =======     =======       =========


                                                                                         2001
                                                                  --------------------------------------------------
                                                                       Q1                 Q2              Full Year
                                                                  -----------         ----------        ------------
Revenue:
Energy Production Systems                                           $ 157.9            $ 172.5             $ 330.4
Energy Processing Systems                                              89.1               97.4               186.5
Intercompany eliminations                                              (0.2)              (0.1)               (0.3)
                                                                    -------            -------             -------
    Subtotal Energy Systems                                           246.8              269.8               516.6
FoodTech                                                              108.5              132.6               241.1
Airport Systems                                                        74.7               80.0               154.6
Intercompany eliminations                                              (0.6)              (4.3)               (4.8)
                                                                    -------            -------             -------
    Total Revenue                                                   $ 429.4            $ 478.1             $ 907.5
                                                                    =======            =======             =======
Income from continuing operations:
Energy Production Systems                                           $   5.6            $   8.0             $  13.5
Energy Processing Systems                                               3.4                5.3                 8.8
                                                                    -------            -------             -------
    Subtotal Energy Systems                                             9.0               13.3                22.3
FoodTech                                                                3.5               11.3                14.8
Airport Systems                                                         5.9                5.1                11.0
                                                                    -------            -------             -------
    Total segment operating profit                                     18.4               29.7                48.1
Corporate expenses (a)                                                 (8.1)              (8.3)              (16.4)
Other expense, net (b)                                                 (0.7)               0.0                (0.7)
Net interest income (expense) (c)                                      (4.6)              (4.6)               (9.2)
                                                                    -------            -------             -------
Total income from continuing operations
    before income taxes                                                 5.0               16.8                21.8
Income tax expense (d)                                                 (1.4)              (4.5)               (5.9)
                                                                    -------            -------             -------
Income from continuing operations
    after income taxes                                              $   3.7            $  12.3             $  15.9
                                                                    =======            =======             =======
EPS (e)                                                             $  0.06            $  0.19             $  0.24
                                                                    =======            =======             =======
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(a) Corporate expenses primarily include staff expenses.

(b) Other expense, net consists of all other corporate items, including LIFO inventory adjustments and pension income or expense.

(c) Pro forma interest expense - $305 million at 6% interest rate.

(d) Income tax rate constant at 27%.

(e) Diluted shares outstanding constant at 66.2 million.

Note: These statements present the company's pro forma estimate of what FMC
Technologies would have looked like under the current capital structure, taking into account the June IPO proceeds, the current share count, and allocation of debt between FMC Technologies and FMC Corporation. The company believes that this pro forma information should provide a basis for comparisons going forward.
The pro forma statements are for the purpose of analysis only and are not meant to be prepared or presented in accordance with GAAP. Analysis excludes the impact of special charges and the cumulative effect of a change in accounting principle.